Exhibit 10(n)

                              CONSULTING AGREEMENT


         CONSULTING AGREEMENT ("Agreement") made as of Nov. 8, 1999 by and between AMSCAN INC., a New York corporation with a principal place of business at 80 Grasslands Road, Elmsford, New York 10523 (the "Company") and WILLIAM S. WILKEY, an individual residing at 123 Harbor Drive, Unit 212, Stamford, Connecticut 06902 (the "Consultant").

         WHEREAS, Consultant has previously rendered services to the Company as an officer and employee of the Company; and

         WHEREAS, the employment relationship between the Company and the Consultant has terminated; and

         WHEREAS, the Company desires to continue to benefit from the knowledge and expertise of the Consultant and thereby wishes to retain the consulting services of the Consultant and the Consultant is willing to provide certain consulting services to the Company relating to the marketing and sale of the Company's products;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. APPOINTMENT. The Company hereby retains the Consultant during the Term, as defined in Section 2, to render to the Company, its subsidiaries and affiliates, services of an advisory or consultative nature in the area of sales, marketing, pricing and customer relations so that the Company may have the benefit of the experience, knowledge and contacts gained by the Consultant as an employee and officer of the Company (the "Services") and career with the industry. Consultant hereby agrees to render to the Company the Services during the Term in accordance with the terms and provisions of this Agreement.

2.   TERM.

     (a) TERM. The term of this Agreement shall commence as of the date hereof and shall, unless sooner terminated as provided herein, continue in full force and effect until September 30, 2002 (the "Term").




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     (b)  TERMINATION. Notwithstanding the foregoing, the Consultant's retention by the Company hereunder shall terminate upon the occurrence of any of the following events:

              (i) the mutual agreement, in writing, at any time, by the Consultant and the Company to terminate such retention;

              (ii)   the death of the Consultant;

              (iii) the unilateral cessation or discontinuance by the Consultant of his rendering the Services to the Company;

              (iv) upon thirty (30) days written notice by the Company and the payment of the amount set forth in Paragraph 2(e); or

              (v) the termination of the Consultant's retention by the Company, for "Cause", as hereinafter defined.

     (c) TERMINATION FOR CAUSE. For the purposes of this Agreement, "Cause" shall mean any of the following:

              (i)    the  violation  by  the   Consultant  of  any  law  or  the
                     commission by the Consultant of any crime or an act of fraud against the Company;

              (ii) a breach of any of the terms of the Separation Agreement between the Company and the Consultant dated as of the date hereof;

              (iii)  any material breach of this Agreement; or

              (iv) any conduct on the part of the Consultant which has a material adverse effect upon the performance by the Consultant of his duties hereunder or a material adverse effect upon the relationship of any customers and/or employees of the Company or potential customers or employees of the Company with the Company.

     (d) NO RIGHTS AFTER TERMINATION. Upon the termination of the Consultant's retention hereunder, whether at the natural end of the Term or in the event of the earlier termination of the Term as provided herein, the Consultant shall have no further rights under this Agreement, except as expressly set forth herein. Nothing herein contained shall be deemed to preclude the Company from enforcing any remedies available to it at law or equity in consequence





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





          of a breach by the Consultant of his obligations to the Company or available to the Company under the provisions of this Agreement, including without limitation, the enforcement of any confidentiality obligations or restrictive covenants hereunder, all of which shall survive the termination of the Term and the termination of the Consultant's retention hereunder by the Company.

     (e) Upon termination of this Agreement pursuant to Paragraph 2(b)(iv), Consultant shall be entitled to receive an amount equal to the compensation payable for the remaining term of this Agreement.

3.   STOCKHOLDERS' AGREEMENT.

     (a) WAIVER OF CALL RIGHTS. The Company agrees that during the term of this Agreement, it shall not exercise its "call rights" pursuant to Paragraph 4.1 of that certain Stockholders Agreement, dated December 19, 1997, as amended by Amendment No. 1 dated as of August 6, 1998 (the "Stockholders' Agreement") among the Company and its stockholders.

     (b) EFFECT OF TERMINATION ON STOCKHOLDERS AGREEMENT. The parties hereby expressly agree that the termination of the Company's retention of the Consultant hereunder, whether upon the natural expiration of the Term or pursuant to the provisions of clause (b) or clause (c) above, shall result in the Company immediately having the right to exercise its call rights set forth in Paragraph 4.1 of the Stockholders Agreement.

4.   PERFORMANCE OF SERVICES.

     (a) SERVICES. During the Term, the Consultant shall devote such business time, skill and efforts to the affairs of the Company as the Company shall reasonably determine is necessary to permit the faithful and diligent performance of his duties hereunder.

     (b) COMMUNICATIONS WITH COMPANY AND PERSONNEL. Notwithstanding anything to the contrary otherwise contained herein, all communication by the Consultant with the Company, its employees, customers and suppliers shall be made exclusively through Gerry Rittenberg unless otherwise specifically requested by Mr. Rittenberg.

     (c) INDEPENDENT CONTRACTOR. The Consultant shall at all times act strictly and exclusively as an independent contractor and shall not be considered as having employee status under any law, regulation or ordinance or as being





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          entitled  to  participate  in or  benefit  under  any plan or  program established at any time by the Company for its employees. The Consultant shall have no managerial authority or responsibility of an officer or supervisor of the Company. The Consultant shall not have any authority to bind the Company to any contract or to commit the Company in any manner whatsoever. The Consultant shall not hold himself out as representative or agent of the Company.

     (d) APPLICABLE LAWS. The Consultant shall perform the Services in conformity with all applicable laws, regulations, decrees, policies and orders and shall at all times provide the Services in a professional manner.

5. COMPENSATION. The Company agrees to pay, and the Consultant agrees to accept, in full consideration for the performance by Consultant of the Services, annual compensation of $220,500. Such compensation shall be payable in monthly installments. In the event of the termination of the Consultant's retention hereunder before the end of any 12 month period, the compensation for the year of termination shall be pro-rated to the date of termination.

6. RESTRICTIVE COVENANT. In consideration of his special and unique services, as Executive Vice President of Sales while employed by the Company and his position as a key executive officer of the Company and as a result of his retention as Consultant hereunder, Consultant has been brought and will be brought into close contact with trade secrets, proprietary information and other confidential material and assets of the Company and Consultant covenants and agrees as follows with the Company:

     (a) For the purposes of this Agreement, the term "Confidential Information" shall mean any data, proprietary information, financial information, trade secrets, and other materials and information, including, without limitation, contracts, customer lists, supplier lists, and the names of representatives of customers and suppliers responsible for entering into contracts with the Company information as to specific customer needs, requirements and purchasing history pricing information, information relating to costs, marketing, selling, customers and suppliers, servicing, technology, plans, processes, techniques, inventions, discoveries, designs, patterns or devices in any way concerning the operation of the Company's business. The term Confidential Information does not include any information which (i) at the time of disclosure is generally available to the public (other than as a result of a disclosure directly or indirectly by Consultant, or (ii) has been





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          independently  acquired or developed by a third party not obligated to keep such information confidential.

     (b) Consultant hereby agrees that during the term of this Agreement and at all times thereafter that he: (i) will keep confidential and protect all Confidential Information (as hereinabove defined) known to him or in his possession, (ii) will not disclose any Confidential Information to any person or entity, except as may be required in the performance by him of his duties as of the Company, (iii) will not use any Confidential Information except for the exclusive benefit of the Company and (iv) will return any Confidential Information and/or documents containing Confidential Information at the end of the term or at any time at the Company's request.

     (c) As used in this Agreement, the term "Covenant Period" shall mean the period commencing on the date of this Agreement and ending on the date that is three (3) years after the last day of Consultant's retention hereunder. During the Covenant Period, Consultant shall not directly or indirectly (whether as owner, principal, agent, partner, officer, employee, independent contractor, consultant, stockholder, or otherwise), engage or participate or have any financial interest in or perform services for, any entity which offers any service in competition with the Company or engage in or perform services in any business or activity involved in or related to the business which the Company any of its affiliates is now or may hereafter become engaged in, any location where such activity would be in competition with the business of the Company. The Employee acknowledges that the Company now carries on its business in many trading areas throughout the world and in particular in the United States and Canada.

     (d) During the Covenant Period, Consultant shall not, for himself or with or as an agent for any other person, firm, corporation or entity, directly or indirectly, solicit or provide services to or divert or otherwise interfere with the business relationship of the company with
          (i) any person or entity who is a client or customer of the Company at any time during the Covenant Period or (ii) any potential clients or customers with whom the Company is actively negotiating at the time of termination of Consultant's retention hereunder.

     (e) During the Covenant Period, Consultant shall not directly or indirectly, for his own benefit or for the benefit of any other person, firm, corporation or entity, divert, or attempt to divert, solicit, recruit, entice or hire away any employees, consultants, artists or independent contractors of the Company, whether or not any such person is a full-time, part-time or temporary





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          employee, consultant or independent contractor and whether or not such person's employment or engagement is for a determined period or at will, unless such person shall have ceased to be employed by such entity for a period of at least 12 months. For purposes of the
          provision,   employees   shall  be  deemed  to   include   independent
          contractors.

     (f) SEVERABILITY. If a court of competent jurisdiction shall determine that the covenant contained in this Section 6 shall be enforceable only if limited to a shorter period of time or to a smaller geographical area than is herein expressly provided, or otherwise limited, then and in such event, such covenant shall be deemed to be limited to the extent so determined to be enforceable, in the same manner and to the same extent as if such limitations were expressly provided herein.

7.   RIGHTS AND REMEDIES.

     (a) REMEDIES. The Consultant acknowledges that he will be performing unique duties for the Company and that the provisions of Section 6 are reasonable and necessary for the protection of the Company. Each of the rights and remedies enumerated herein shall be independent of the other, and shall be severally enforceable and all of such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity. Consequently, in the event that the Consultant commits a breach, or threatens to commit a breach, of any of the provisions of Section 6 of this Agreement, the Company, in addition to any other remedies it may have at law or in equity, shall have the following rights and remedies:

              (i) The right and remedy to obtain a preliminary or permanent injunction enjoining such breach or threatened breach, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages alone will be difficult to determine and will provide an inadequate remedy to the Company; and

              (ii) The right and remedy to require the Consultant to account for and pay over to the Company all compensation, profits, or other benefits derived or received by the Consultant as the result of any transactions constituting a breach of any of the provisions of Section 5 or Section 6 of this Agreement, and the Consultant hereby agrees to account for and pay over same to the Company.





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8.   SUCCESSORS  AND  ASSIGNS.  This  Agreement  shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns hereto; provided, however, that neither this Agreement nor any of the rights, duties and obligations of the Consultant shall be assignable, transferable or subject to delegation without the prior written consent of the Company and any attempted assignment, transfer or delegation without such written consent shall be null and void.

9. AMENDMENT. This Agreement may be amended only in writing signed by the party against which such amendment is sought to be enforced.

10. WAIVERS, ETC. Compliance with any provision hereof may be waived only in writing signed by the party against which such waiver is sought to be enforced. No exercise of or failure to exercise any right hereunder, and no partial or single exercise of any such right, shall operate as a waiver, or otherwise affect such exercise or any other exercise, of that or any other right, it being understood that all such rights and all remedies therefor are intended to be cumulative and not exclusive.

11. NOTICES. All notices and other communications required or permitted hereunder shall be in writing (including facsimile) and shall be deemed to have been duly given when delivered by hand, faxed or mailed, certified or registered mail, return receipt requested and postage prepaid to the parties at their respective addresses and facsimile numbers set forth below, or at such other address or facsimile number as the party to be notified may have otherwise designated, by notice in writing, to the other party:

     (a)      If to the Company:        Amscan Inc.
                                        80 Grasslands Road
                                        Elmsford, New York 10523
                                        Attention: James M. Harrison
                                        Facsimile No.: 914-345-2056





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              with a copy to:           Kurzman & Eisenberg, LLP
                                        One North Broadway
                                        White Plains, New York 10601
                                        Attention: Joel S. Lever, Esq.
                                        Facsimile No.: 914-285-9855

     (b)      If to the Consultant:     Mr. William Wilkey
                                        123 Harbor Drive
                                        Unit 212
                                        Stamford, CT 06902
                                        Facsimile No.:

              with a copy to:
                                        --------------------------
                                        --------------------------
                                        --------------------------


12. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

13. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14. FACSIMILE SIGNATURES. Receipt of facsimile copies of signature pages hereof, as between the recipient thereof and the party that executed and sent the same, shall constitute delivery of such signature pages; provided, however, that originals are promptly delivered by commercial courier service.

15. SEVERABILITY. If any provision of this Agreement, or the application thereof to any person, place or circumstance, shall be held to be invalid, unenforceable or void in any jurisdiction, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect and such holding shall not effect the validity, legality or enforceability of such provisions in any other jurisdiction.





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         IN WITNESS  WHEREOF,  the  parties  have caused  this  Agreement  to be executed on the date first written above.


                                            AMSCAN INC.


                                            By: /s/ JAMES M. HARRISON
                                                -----------------------------
                                                Name:
                                                Title:

                                            /s/ WILLIAM S. WILKEY
                                            ---------------------------------
                                            WILLIAM S. WILKEY





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